Intangible Assets, Net - Schedule of Estimated Amortization Expense (Details)	Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Schedule of Estimated Amortization Expense [Abstract]
For the six months ending December 31, 2025	¥ 311,321
Year ending December 31, 2026	622,642
Year ending December 31, 2027	622,642
Year ending December 31, 2028	371,069
Year ending December 31, 2029 and thereafter	400,944
Total expected amortization expense	¥ 2,328,617	$ 325,062	¥ 955,974